Exhibit 99.2

Date:	June 28, 2007

To:	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-OA8 (“Counterparty”)

Attention:	Matthew Sabino

From:	UBS AG, London Branch (“UBS AG”)

Subject:	Interest Rate Cap Corridor Transaction
UBS AG Ref: UBS REF. NO.37701996

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

This Confirmation will constitute a Confirmation that supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement dated as of June 28, 2007, as amended and supplemented from time to time, between Counterparty and UBS AG (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The terms of the particular Interest Rate Cap Corridor Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	June 28, 2007

Effective Date	June 25, 2011

Termination Date:	June 25, 2017

Calculation Amount:	Initially USD 117,631,971.97 amortizing as per the Amortization Schedule below

With respect to each Calculation Period, the lesser of:

(i) the amount set forth for such Calculation Period in the Amortizing Schedule below; and,
(ii) the product of (a) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificate Balance (the "Certificates"), relating to CWALT, Inc. Alternative Loan Trust 2007-OA8, and (b) 100%, immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing Agreement dated as of  June 1, 2007 (the “Pooling and Servicing Agreement”) among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Amortization Schedule:

Period from and including:	Period up to but excluding:	Calculation Amount (USD)
Effective Date	7/25/2011	117,631,971.97
7/25/2011	8/25/2011	113,542,066.29
8/25/2011	9/25/2011	109,603,267.89
9/25/2011	10/25/2011	105,813,659.50
10/25/2011	11/25/2011	102,169,317.30
11/25/2011	12/25/2011	98,664,165.48
12/25/2011	1/25/2012	89,919,559.39
1/25/2012	2/25/2012	86,852,611.84
2/25/2012	3/25/2012	83,903,216.16
3/25/2012	4/25/2012	81,064,257.85
4/25/2012	5/25/2012	78,327,174.90
5/25/2012	6/25/2012	75,687,993.20
6/25/2012	7/25/2012	67,789,059.58
7/25/2012	8/25/2012	65,482,559.60
8/25/2012	9/25/2012	63,264,760.64
9/25/2012	10/25/2012	61,131,968.39
10/25/2012	11/25/2012	59,081,079.52
11/25/2012	12/25/2012	57,109,093.56
12/25/2012	1/25/2013	50,603,623.76
1/25/2013	2/25/2013	48,908,116.20
2/25/2013	3/25/2013	47,276,639.04
3/25/2013	4/25/2013	45,707,370.03
4/25/2013	5/25/2013	44,197,151.80
5/25/2013	6/25/2013	42,744,211.02
6/25/2013	7/25/2013	37,931,717.59
7/25/2013	8/25/2013	36,687,242.97
8/25/2013	9/25/2013	35,490,681.55
9/25/2013	10/25/2013	34,340,181.17
10/25/2013	11/25/2013	33,233,960.67
11/25/2013	12/25/2013	32,170,125.41
12/25/2013	1/25/2014	27,881,963.69
1/25/2014	2/25/2014	26,901,033.83
2/25/2014	3/25/2014	25,957,875.85
3/25/2014	4/25/2014	25,050,667.92
4/25/2014	5/25/2014	24,177,604.88
5/25/2014	6/25/2014	23,337,699.51
6/25/2014	7/25/2014	20,008,518.43
7/25/2014	8/25/2014	19,234,455.56
8/25/2014	9/25/2014	18,490,251.19
9/25/2014	10/25/2014	17,774,805.01
10/25/2014	11/25/2014	17,087,045.93
11/25/2014	12/25/2014	16,425,870.41
12/25/2014	1/25/2015	15,790,231.99
1/25/2015	2/25/2015	15,179,091.30
2/25/2015	3/25/2015	14,591,551.76
3/25/2015	4/25/2015	14,026,642.63
4/25/2015	5/25/2015	13,483,192.58
5/25/2015	6/25/2015	12,960,498.75
6/25/2015	7/25/2015	12,457,923.70
7/25/2015	8/25/2015	11,974,836.22
8/25/2015	9/25/2015	11,510,480.37
9/25/2015	10/25/2015	11,064,124.37
10/25/2015	11/25/2015	10,635,051.61
11/25/2015	12/25/2015	10,222,559.07
12/25/2015	1/25/2016	9,826,055.76
1/25/2016	2/25/2016	9,444,911.25
2/25/2016	3/25/2016	9,078,533.25
3/25/2016	4/25/2016	8,726,249.50
4/25/2016	5/25/2016	8,387,351.12
5/25/2016	6/25/2016	8,061,425.78
6/25/2016	7/25/2016	7,748,107.96
7/25/2016	8/25/2016	7,446,918.71
8/25/2016	9/25/2016	7,157,425.79
9/25/2016	10/25/2016	6,879,163.18
10/25/2016	11/25/2016	6,611,671.02
11/25/2016	12/25/2016	6,354,556.86
12/25/2016	1/25/2017	6,107,378.31
1/25/2017	2/25/2017	5,869,793.73
2/25/2017	3/25/2017	5,641,392.34
3/25/2017	4/25/2017	5,421,823.48
4/25/2017	5/25/2017	5,210,600.00
5/25/2017	Termination Date	5,007,502.82

The dates in the above schedule will be subject to no adjustment

Seller of the Cap Corridor:	UBS AG

Buyer of the Cap Corridor:	Counterparty

Calculation Agent:	As specified in the Agreement.

Business Days:	New York

Broker:	None

Fixed Amounts

Fixed Rate Payer:	Counterparty; provided, however, that payment of the Fixed Amount to UBS AG has been made on behalf of Counterparty by Banc of America Securities LLC.

Fixed Amount:	Not Applicable

Fixed Rate Payer Payment Date:	Not Applicable

Business Day Convention:	Not Applicable

Floating Amounts

Floating Rate Payer:	UBS AG

Cap Rate:	As per Cap Rate Schedule A

Cap Rate Schedule A:

Period from and including:	Period up to but excluding:	Cap Rate (percent per annum)
Effective Date	7/25/2011	4.7500
7/25/2011	8/25/2011	4.7600
8/25/2011	9/25/2011	4.7600
9/25/2011	10/25/2011	4.7700
10/25/2011	11/25/2011	4.7800
11/25/2011	12/25/2011	4.7800
12/25/2011	1/25/2012	4.7900
1/25/2012	2/25/2012	4.8000
2/25/2012	3/25/2012	4.8100
3/25/2012	4/25/2012	4.8100
4/25/2012	5/25/2012	4.8200
5/25/2012	6/25/2012	4.8300
6/25/2012	7/25/2012	4.7500
7/25/2012	8/25/2012	4.7600
8/25/2012	9/25/2012	4.7700
9/25/2012	10/25/2012	4.7700
10/25/2012	11/25/2012	4.7800
11/25/2012	12/25/2012	4.7900
12/25/2012	1/25/2013	4.8000
1/25/2013	2/25/2013	4.8000
2/25/2013	3/25/2013	4.8100
3/25/2013	4/25/2013	4.8200
4/25/2013	5/25/2013	4.8300
5/25/2013	6/25/2013	4.8400
6/25/2013	7/25/2013	4.8500
7/25/2013	8/25/2013	4.8600
8/25/2013	9/25/2013	4.8700
9/25/2013	10/25/2013	4.8800
10/25/2013	11/25/2013	4.8900
11/25/2013	12/25/2013	4.9000
12/25/2013	1/25/2014	4.9100
1/25/2014	2/25/2014	4.9200
2/25/2014	3/25/2014	4.9200
3/25/2014	4/25/2014	4.9300
4/25/2014	5/25/2014	4.9400
5/25/2014	6/25/2014	4.9500
6/25/2014	7/25/2014	4.9500
7/25/2014	8/25/2014	4.9600
8/25/2014	9/25/2014	4.9600
9/25/2014	10/25/2014	4.9700
10/25/2014	11/25/2014	4.9700
11/25/2014	12/25/2014	4.9700
12/25/2014	1/25/2015	4.9800
1/25/2015	2/25/2015	4.9800
2/25/2015	3/25/2015	4.9900
3/25/2015	4/25/2015	4.9900
4/25/2015	5/25/2015	5.0000
5/25/2015	6/25/2015	5.0000
6/25/2015	7/25/2015	5.0100
7/25/2015	8/25/2015	5.0200
8/25/2015	9/25/2015	5.0300
9/25/2015	10/25/2015	5.0300
10/25/2015	11/25/2015	5.0400
11/25/2015	12/25/2015	5.0500
12/25/2015	1/25/2016	5.0600
1/25/2016	2/25/2016	5.0700
2/25/2016	3/25/2016	5.0800
3/25/2016	4/25/2016	5.0900
4/25/2016	5/25/2016	5.1000
5/25/2016	6/25/2016	5.1000
6/25/2016	7/25/2016	5.1100
7/25/2016	8/25/2016	5.1200
8/25/2016	9/25/2016	5.1200
9/25/2016	10/25/2016	5.1300
10/25/2016	11/25/2016	5.1300
11/25/2016	12/25/2016	5.1300
12/25/2016	1/25/2017	5.1400
1/25/2017	2/25/2017	5.1400
2/25/2017	3/25/2017	5.1400
3/25/2017	4/25/2017	5.1400
4/25/2017	5/25/2017	5.1400
5/25/2017	Termination Date	5.1400

Floating Rate Option:
USD-LIBOR-BBA, provided however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than the rate listed in the Cap Rate Schedule B, the Floating Rate for such Calculation Period shall be deemed equal to the rate listed in the Cap Rate Schedule B.

Cap Rate Schedule B:

Period from and including:	Period up to but excluding:	Cap Rate (percent per annum)
Effective Date	7/25/2011	5.2500
7/25/2011	8/25/2011	5.2600
8/25/2011	9/25/2011	5.2600
9/25/2011	10/25/2011	5.2700
10/25/2011	11/25/2011	5.2800
11/25/2011	12/25/2011	5.2800
12/25/2011	1/25/2012	5.2900
1/25/2012	2/25/2012	5.3000
2/25/2012	3/25/2012	5.3100
3/25/2012	4/25/2012	5.3100
4/25/2012	5/25/2012	5.3200
5/25/2012	6/25/2012	5.3300
6/25/2012	7/25/2012	5.3300
7/25/2012	8/25/2012	5.3400
8/25/2012	9/25/2012	5.3500
9/25/2012	10/25/2012	5.3500
10/25/2012	11/25/2012	5.3600
11/25/2012	12/25/2012	5.3700
12/25/2012	1/25/2013	5.3800
1/25/2013	2/25/2013	5.3800
2/25/2013	3/25/2013	5.3900
3/25/2013	4/25/2013	5.4000
4/25/2013	5/25/2013	5.4100
5/25/2013	6/25/2013	5.4200
6/25/2013	7/25/2013	5.4300
7/25/2013	8/25/2013	5.4400
8/25/2013	9/25/2013	5.4500
9/25/2013	10/25/2013	5.4600
10/25/2013	11/25/2013	5.4700
11/25/2013	12/25/2013	5.4800
12/25/2013	1/25/2014	5.4900
1/25/2014	2/25/2014	5.5000
2/25/2014	3/25/2014	5.5000
3/25/2014	4/25/2014	5.5100
4/25/2014	5/25/2014	5.5200
5/25/2014	6/25/2014	5.5300
6/25/2014	7/25/2014	5.5300
7/25/2014	8/25/2014	5.5400
8/25/2014	9/25/2014	5.5400
9/25/2014	10/25/2014	5.5500
10/25/2014	11/25/2014	5.5500
11/25/2014	12/25/2014	5.5500
12/25/2014	1/25/2015	5.5600
1/25/2015	2/25/2015	5.5600
2/25/2015	3/25/2015	5.5700
3/25/2015	4/25/2015	5.5700
4/25/2015	5/25/2015	5.5800
5/25/2015	6/25/2015	5.5800
6/25/2015	7/25/2015	5.5900
7/25/2015	8/25/2015	5.6000
8/25/2015	9/25/2015	5.6100
9/25/2015	10/25/2015	5.6100
10/25/2015	11/25/2015	5.6200
11/25/2015	12/25/2015	5.6300
12/25/2015	1/25/2016	5.6400
1/25/2016	2/25/2016	5.6500
2/25/2016	3/25/2016	5.6600
3/25/2016	4/25/2016	5.6700
4/25/2016	5/25/2016	5.6800
5/25/2016	6/25/2016	5.6800
6/25/2016	7/25/2016	5.6900
7/25/2016	8/25/2016	5.7000
8/25/2016	9/25/2016	5.7000
9/25/2016	10/25/2016	5.7100
10/25/2016	11/25/2016	5.7100
11/25/2016	12/25/2016	5.7100
12/25/2016	1/25/2017	5.7200
1/25/2017	2/25/2017	5.7200
2/25/2017	3/25/2017	5.7200
3/25/2017	4/25/2017	5.7200
4/25/2017	5/25/2017	5.7200
5/25/2017	Termination Date	5.7200

Designated Maturity:	One Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Floating Rate Payer Period End Dates:
25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 July 2011, up to and including the Termination Date, subject to no adjustment.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day prior to each Floating Rate Payer Period End Date.

Reset Dates:	First day of each Calculation Period.

Business Day Convention:	Modified Following

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance.  Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding.  Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction.  Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d)  Eligible Contract Participant.  Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

(xxx) Account Details for UBS AG:
Currency:	USD
Correspondent Bank:	UBS AG, STAMFORD BRANCH
Swift Address:	UBSWUS33XXX
Favour:	UBS AG LONDON BRANCH
Swift Address:	UBSWGB2LXXX
Account No:	101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

(xxvi)  Offices
(a)	The office of UBS AG for the Interest Rate Cap Corridor Transaction is London; and
(b)	The office of Counterparty for the Interest Rate Cap Corridor Transaction is New York

Contact Names at UBS AG:
Payment Inquiries	Jason O’Connor	Mailto:DL-USOTCRATES-SETTS@ubs.com
Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3733
ISDA Documentation:	Credit Risk Management:	212.713.1170
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	677 Washington Blvd Stamford CT 06901

Address for notices or communications to the Counterparty:

The Bank of New York
101 Barclay Street
New York, NY 10286
MBS Structured Finance Services
Attn: Corporate Trust Administration – MBS Administration, CWALT, Series 2007-OA8
Telephone: (212) 815-6093
Fax: (212) 815-3986

Payments to Counterparty:

The Bank of New York
New York, NY
ABA # 021-000-018
GLA # 111-565
For Further Credit:  TAS A/C 542011
Attn: Matthew Sabino 212-815-4800
Fax:  212-815-3986

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:	/s/ Jonathan McTernan	By:	/s/ Christopher Dingle

Name:	Jonathan McTernan	Name:	Christopher Dingle
Title:	Director	Title:	Director

Acknowledged and Agreed by THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-OA8 as of the date first written above:

By: /s/ William J. Herrmann

Name :	William J. Herrmann
Title :	Assistant Treasurer

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
 Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.